Form N-CSR/A Item 13(c) Exhibit

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in January 2022. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the January distribution. It is not determinative of the tax character of the Fund’s distributions for the 2022 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: January 2022

Distribution Amount per Common Share: $0.1373

The following table sets forth an estimate of the sources of the Fund’s January distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund II
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0000	0.0%	$0.0000	0.0%
Net Realized Short-Term Capital Gains	$0.0826	60.2%	$0.0826	60.2%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0547	39.8%	$0.0547	39.8%

Total per common share	$0.1373	100.0%	$0.1373	100.0%

[1]	The Fund’s fiscal year is January 1, 2022 to December 31, 2022

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on December 31, 2021[1]	19.37%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2021[2]	6.95%
Cumulative total return at NAV for the fiscal year through December 31, 2021[3]	18.82%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of December 31, 2021[4]	5.81%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on December 31, 2021.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2021.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to December 31, 2021 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to December 31, 2021 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2021.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2022 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund II

January 31, 2022

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in February 2022. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the February distribution. It is not determinative of the tax character of the Fund’s distributions for the 2022 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: February 2022

Distribution Amount per Common Share: $0.1373

The following table sets forth an estimate of the sources of the Fund’s February distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund II
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0000	0.0%	$0.0000	0.0%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0818	29.8%
Net Realized Long-Term Capital Gains	$0.1373	100.0%	$0.1562	56.9%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0366	13.3%

Total per common share	$0.1373	100.0%	$0.2746	100.0%

[1]	The Fund’s fiscal year is January 1, 2022 to December 31, 2022

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on January 31, 2022[1]	16.47%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2022[2]	7.57%
Cumulative total return at NAV for the fiscal year through January 31, 2022[3]	-7.69%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of January 31, 2022[4]	0.63%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on January 31, 2022.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2022.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to January 31, 2022 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to January 31, 2022 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2022.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2022 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund II

February 28, 2022

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in March 2022. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the March distribution. It is not determinative of the tax character of the Fund’s distributions for the 2022 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: March 2022

Distribution Amount per Common Share: $0.1373

The following table sets forth an estimate of the sources of the Fund’s March distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund II
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0000	0.0%	$0.0000	0.0%
Net Realized Short-Term Capital Gains	$0.0556	40.5%	$0.1376	33.4%
Net Realized Long-Term Capital Gains	$0.0817	59.5%	$0.2467	59.9%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0276	6.7%

Total per common share	$0.1373	100.0%	$0.4119	100.0%

[1]	The Fund’s fiscal year is January 1, 2022 to December 31, 2022

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on February 28, 2022[1]	14.58%
Annualized current distribution rate expressed as a percentage of NAV as of February 28, 2022[2]	7.99%
Cumulative total return at NAV for the fiscal year through February 28, 2022[3]	-11.99%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of February 28, 2022[4]	1.33%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on February 28, 2022.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2022.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to February 28, 2022 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to February 28, 2022 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 28, 2022.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2022 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund II

March 31, 2022

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in April 2022. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the April distribution. It is not determinative of the tax character of the Fund’s distributions for the 2022 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: April 2022

Distribution Amount per Common Share: $0.1373

The following table sets forth an estimate of the sources of the Fund’s April distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund II
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0000	0.0%	$0.0000	0.0%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.1097	20.0%
Net Realized Long-Term Capital Gains	$0.0441	32.1%	$0.3184	57.9%
Return of Capital or Other Capital Source(s)	$0.0932	67.9%	$0.1211	22.1%

Total per common share	$0.1373	100.0%	$0.5492	100.0%

[1]	The Fund’s fiscal year is January 1, 2022 to December 31, 2022

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on March 31, 2022[1]	14.79%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2022[2]	7.95%
Cumulative total return at NAV for the fiscal year through March 31, 2022[3]	-10.89%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of March 31, 2022[4]	1.99%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on March 31, 2022.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2022.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to March 31, 2022 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to March 31, 2022 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2022.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2022 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund II

April 29, 2022

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in May 2022. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the May distribution. It is not determinative of the tax character of the Fund’s distributions for the 2022 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: May 2022

Distribution Amount per Common Share: $0.1373

The following table sets forth an estimate of the sources of the Fund’s May distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund II
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0000	0.0%	$0.0000	0.0%
Net Realized Short-Term Capital Gains	$0.1373	100.0%	$0.2499	36.4%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.2945	42.9%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.1421	20.7%

Total per common share	$0.1373	100.0%	$0.6865	100.0%

[1]	The Fund’s fiscal year is January 1, 2022 to December 31, 2022

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on April 30, 2022[1]	11.60%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2022[2]	9.00%
Cumulative total return at NAV for the fiscal year through April 30, 2022[3]	-20.70%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of April 30, 2022[4]	3.00%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on April 30, 2022.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2022.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to April 30, 2022 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to April 30, 2022 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2022.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2022 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund II

May 31, 2022

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in June 2022. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the June distribution. It is not determinative of the tax character of the Fund’s distributions for the 2022 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: June 2022

Distribution Amount per Common Share: $0.1373

The following table sets forth an estimate of the sources of the Fund’s June distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund II
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0000	0.0%	$0.0000	0.0%
Net Realized Short-Term Capital Gains	$0.0836	60.9%	$0.3335	40.5%
Net Realized Long-Term Capital Gains	$0.0537	39.1%	$0.3666	44.5%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.1237	15.0%

Total per common share	$0.1373	100.0%	$0.8238	100.0%

[1]	The Fund’s fiscal year is January 1, 2022 to December 31, 2022

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on May 31, 2022[1]	10.77%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2022[2]	9.20%
Cumulative total return at NAV for the fiscal year through May 31, 2022[3]	-21.84%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of May 31, 2022[4]	3.83%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on May 31, 2022.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2022.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to May 31, 2022 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to May 31, 2022 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2022.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2022 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund II

June 30, 2022